UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2013

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with a private offering described below under Item 8.01, Allscripts Healthcare Solutions, Inc. (the “Company”) intends to disclose certain information to prospective investors. Pursuant to Regulation FD, the Company is furnishing such information as Exhibit 99.1 attached hereto.

The information in this Item 7.01 (including the exhibit hereto) is being furnished under “Item 7.01. Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

Proposed Cash Convertible Senior Notes Offering

On June 12, 2013, the Company issued a press release announcing its intention to offer $300 million aggregate principal amount of its Cash Convertible Senior Notes due 2020 (the “Notes”) in a private offering pursuant to Rule 144A of the Securities Act and to simultaneously enter into privately negotiated cash convertible note hedge transactions and warrant transactions (collectively, the “Hedge and Warrant Transactions”). The June 12th press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Credit Agreement Amendment

On June 11, 2013, the Company entered into a second amendment (the “Amendment”) to its Credit Agreement, dated as of August 20, 2010, amended and restated as of March 31, 2011 (as amended, the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other agents party thereto. The Company expects the Amendment to become effective upon closing of the note offering described above. The Amendment modifies certain covenants of the Credit Agreement to, among other things, provide for the offering of the Notes and the Hedge and Warrant Transactions. A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The above description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Incorporated Information

The information on page 26 of Exhibit 99.1 attached hereto is hereby incorporated by reference into this report and the Company’s registration statements under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment, dated June 11, 2013, to the Credit Agreement, dated as of August 20, 2010, amended and restated as of March 31, 2011, among Allscripts Healthcare Solutions, Inc., Allscripts Healthcare, LLC, individually and collectively as the Borrower, the several banks and other financial institutions or entities from time to time parties thereto, as the Lenders, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto.

99.1	Investor presentation dated June 2013.

99.2	Press release dated June 12, 2013.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events or developments, our future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements with the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Such risks, uncertainties and other factors include, among other things: the possibility that our current initiatives focused on product delivery, client experience, streamlining our cost structure, and financial performance may not be successful, which could result in declining demand for our products and services, including attrition among our existing customer base; the impact of the realignment of our sales and services organization; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risks that we will not achieve the strategic benefits of the merger with Eclipsys Corporation (Eclipsys) or our acquisition of dbMotion, Ltd. (dbMotion), or that the Allscripts products will not be integrated successfully with the Eclipsys and dbMotion products; competition within the industries in which we operate, including the risk that existing clients will switch to products of competitors; failure to maintain interoperability certification pursuant to the Health Information Technology for Economic and Clinical Health Act (HITECH), with resulting increases in development and other costs for us and possibly putting us at a competitive disadvantage in the marketplace; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that our products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; we may incur costs or customer losses relating to the standardization of our small office electronic health record and practice management systems that could adversely affect our results of operations; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; errors or similar problems in our software products or other product quality issues; the outcome of any legal proceeding that has been or may be instituted against us and others; compliance obligations under new and existing laws, regulations and industry initiatives, including new regulations relating to HIPAA/HITECH, increasing enforcement activity in respect of anti-bribery, fraud and abuse, privacy, and similar laws, and future changes in laws or regulations in the healthcare industry, including possible regulation of our software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; the continued implementation and ongoing acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009, as well as elements of the Patient Protection and Affordable Care Act (aka health reform) which pertain to healthcare IT adoption, including uncertainty related to changes in reimbursement methodology and the shift to pay-for-outcomes; maintaining our intellectual property rights and litigation involving intellectual property rights; legislative, regulatory and economic developments; risks related to third-party suppliers and our ability to obtain, use or successfully integrate third-party licensed technology; breach of data security by third parties and unauthorized access to patient health information by third parties resulting in enforcement actions, fines and other litigation. See our Annual Report on Form 10-K/10K-A for 2012 and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business. The statements herein speak only as of their date and we undertake no duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: June 12, 2013	By:	/s/ Richard J. Poulton
Richard J. Poulton
Chief Financial Officer

Exhibit Index

10.1	Second Amendment, dated June 11, 2013, to the Credit Agreement, dated as of August 20, 2010, amended and restated as of March 31, 2011, among Allscripts Healthcare Solutions, Inc., Allscripts Healthcare, LLC, individually and collectively as the Borrower, the several banks and other financial institutions or entities from time to time parties thereto, as the Lenders, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto.

99.1	Investor presentation dated June 2013.

99.2	Press release dated June 12, 2013.